Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                                        /s/ Rafael Gomez Flores
                                        ________________________
                                        Rafael Gomez Flores
                                        Chairman, Director and
                                        Chief Executive Officer
                                        (Principal Executive Officer)




                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                                    /s/ Juan Gargallo Costa
                                   __________________________
                                   Juan Gargallo Costa
                                   Member of the Board


                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                                   /s/ Guillermo Gomez Flores
                                   _____________________________
                                   Guillermo Gomez Flores
                                   Member of the Board


                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                                    /s/ Antonio Mijares Ricci
                                   ____________________________
                                   Antonio Mijares Ricci
                                   Member of the Board



                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                              /s/ Alejandro Cumming Soliveras
                              ___________________________________
                              Alejandro Cumming Soliveras
                              Member of the Board


                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                                   /s/ Luis German Carcoba Garcia
                                   ______________________________
                                   Luis German Carcoba Garcia
                                   Member of the Board


                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints Jose
          Luis Olvera Caballero and Guillermo Kareh Aarun, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form F-1 of Consorcio G Grupo Dina, S.A. de
          C.V., a corporation (sociedad anonima de capital variable), organized under the laws of the United Mexican States (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorney-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 18 day of July, 1996.

                                    /s/ Luis Huante Rodriguez
                                   _____________________________
                                   Luis Huante Rodriguez
                                   Member of the Board



                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints each of Jose Luis Olvera Caballero, Guillermo Kareh Aarun, Jeff Sanders or any of them, each acting alone, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form S-1 of MCII Holdings (USA), Inc., a corporation organized under the laws of Delaware (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorneys-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorneys-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 24 day of July, 1996.

                                        /s/ Steven Glennon
                                        __________________________
                                        Stephen P. Glennon
                                        Director

                                                       Exhibit 24.1

                              POWER OF ATTORNEY

               The undersigned hereby constitutes and appoints each of Jose Luis Olvera Caballero, Guillermo Kareh Aarun, Jeff Sanders or any of them, each acting alone, as my true and lawful attorney-in-fact and agent, with full power to act, individually, for me and in my name, place and stead and on my behalf, in any and all capacities, to sign the Registration Statement on Form S-1 of MCII Holdings (USA), Inc., a corporation organized under the laws of Delaware (the "Company"), and any and all amendments, including post-effective amendments, and other documents relating thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agent, full power and authority to do and perform any and all acts and things as fully as I could do in person, and I hereby ratify and confirm all that said attorneys-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this Power of Attorney shall be irrevocable. The undersigned hereby agrees to hold such attorneys-in-fact and agent harmless from any and all claims or actions arising from any action taken on my behalf in the exercise of this Power of Attorney.

          IN WITNESS WHEREOF this Power of Attorney has been duly executed this 24 day of July, 1996.

                                        /s/ Rafael Gomez Flores
                                        __________________________
                                        Rafael Gomez Flores
                                        President and Director
                                        (Principal Executive
                                        Officer)